EXHIBIT 10.29

WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT (this

"Amendment") is dated as of March 28, 2025, and is entered into by and among SIGMATRON INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the "Lenders" identified on the signature pages hereof (collectively, the "Lenders") and TCW ASSET MANAGEMENT COMPANY LLC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to (i) that certain Credit Agreement, dated as of July 18, 2022 (as heretofore amended, restated, modified or supplemented from time to time, including, without limitation, pursuant to the December 2024 Consent (as defined below), the "Credit Agreement"), and (ii) that certain Consent Under Credit Agreement, dated as of December 13, 2024 (as heretofore amended, restated, modified or supplemented from time to time, the "December 2024 Consent");

WHEREAS, Events of Default have occurred and are continuing under (i) clause (d) of Article VII of the Credit Agreement as a result of Borrower's failure to furnish to the Administrative Agent Term Loan Borrowing Base Certificates calculated in accordance with the definition of "Term Loan Borrowing Base" set forth in the Credit Agreement with respect to the calendar months ending November 30, 2024, December 31, 2024, January 31, 2025 and February 28, 2025 in accordance with Section 5.01(a)(v) of the Credit Agreement (the "Term Loan Borrowing Base Certificate Event of Default"), (ii) clause (a) of Article VII of the Credit Agreement as a result of the Borrower's failure to timely prepay the Obligations in an aggregate amount equal to the excess of (A) an amount equal to the product of 90% times the aggregate outstanding principal balance of the Term Loan over (B) the Term Loan Borrowing Base, in accordance with Section 2.10(c)(ii) of the Credit Agreement (the "Term Loan Borrowing Base Mandatory Prepayment Event of Default"), and (iii) clause (g)(ii) of Article VII of the Credit Agreement as a result of the occurrence of "Events of Default" (or equivalent term) under the ABL Credit Agreement or any other ABL Credit Document (the "Cross Events of Default"; and collectively with the Term Loan Borrowing Base Certificate Event of Default and the Term Loan Borrowing Base Mandatory Prepayment Event of Default, the "Existing Events of Default"); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders

(i) waive the Existing Events of Default and (ii) amend the Credit Agreement in the manner specified herein, and the Administrative Agent and the Lenders have agreed to the foregoing, in each case subject to the applicable terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

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2. Waiver. Notwithstanding any provision to the contrary in the Credit Agreement, subject to the satisfaction of the applicable conditions set forth in Section 4 below, and in reliance on the representations and warranties set forth in Section 5 below, the Administrative Agent and the Required Lenders hereby waive each of the Existing Events of Default as of the Fourth Amendment Effective Date (as defined below). Except as expressly set forth herein, the foregoing waiver is limited in nature and shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (b) a waiver, release or limitation upon the exercise by the Administrative Agent or any Lender of any of their respective rights, legal or equitable, thereunder.

3. Amendments to Credit Agreement. Subject to the satisfaction of the applicable conditions set forth in Section 4 below, and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows as of the Fourth Amendment Effective Date:

(a) The Credit Agreement (excluding the Exhibits and Schedules thereto other than Schedule 1.01) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~<stricken text>~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as reflected in the modifications identified in the document attached hereto as Exhibit A.

(b) Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto.
4. Conditions to Amendment. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the "Fourth Amendment Effective Date"):
(a) The Administrative Agent shall have received this Amendment, duly executed by the Administrative Agent, the Lenders and the Borrower;

(b) The Administrative Agent shall have received a copy of a conforming waiver and amendment to the ABL Credit Agreement, duly executed by the ABL Lender and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(c) The Administrative Agent shall have received a copy of a borrowing base certificate to the ABL Credit Agreement, duly executed by the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(d) The Administrative Agent shall have received a copy of a consent and amendment to the Intercreditor Agreement, duly executed by the Administrative Agent and the ABL Lender, in form and substance reasonably satisfactory to the Administrative Agent;

(e) The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that all of the Escrowed Proceeds (as defined in the December 2024 Consent) (net of all funding fees and escrow fees) have been released from the Escrow Account (as defined in the December 2024 Consent) and applied as a prepayment to the ABL Obligations in accordance with the ABL Credit Agreement;

(f) The Administrative Agent shall have received all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) on or before the date hereof;

(g) Immediately before and after giving effect to this Amendment, each of the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents (other than with respect to the Existing Events of Default) are true and correct on and as of the date hereof (except to the extent that any such representation or warranty which by its terms is made as of a specified date, such representation or warranty is true and correct as of such specified date); and

(h) Immediately before and after giving effect to this Amendment, no Default (other than the Existing Events of Default) shall have occurred and be continuing.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) The execution, delivery and performance of this Amendment and all other Loan Documents (if any) being executed in connection herewith by any Loan Party each has been duly authorized by all requisite corporate or other organizational actions on the part of each Loan Party and that this Amendment and all other Loan Documents (if any) being executed in connection herewith to which any Loan Party is a party each has been duly executed and delivered by each Loan Party signatory thereto;

(b) Each of this Amendment and all other Loan Documents (if any) being executed in connection herewith to which any Loan Party is a party constitutes the legal, valid and binding obligations of each such Loan Party signatory thereto and is enforceable against each such Loan Party in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity;

(c) Immediately before and after giving effect to this Amendment and the amendment to the ABL Credit Agreement dated the date hereof, each of the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents (other than with respect to the Existing Events of Default) are true and correct on and as of the date hereof (except to the extent that any such representation or warranty which by its terms is made as of a specified date, such representation or warranty is true and correct as of such specified date); and

(d) Immediately before and after giving effect to this Amendment and the amendment to the ABL Credit Agreement dated the date hereof, no Default (other than the Existing Events of Default) shall have occurred and be continuing.

6. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.    Except as amended or

consented to hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect. This Amendment shall constitute a Loan Document for all purposes, including interpretation of this Amendment. The Administrative Agent, Borrower and each other Loan Party agrees to take all further actions and execute all further documents as the Administrative Agent or Borrower, as the case may be, may from time to time reasonably request to clarify the terms or otherwise carry out the transactions contemplated by this Agreement, the Credit Agreement and all other agreements executed and delivered in connection herewith.

7. Reaffirmation. Each Loan Party as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby

(i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower's Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

8. Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and each of its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent and the Lenders and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all causes of action, suits, claims, counterclaims, defenses and rights of set-off whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time prior to the date of this Amendment, for or on account of, or in relation to, or in any way in connection with this Amendment, the Credit Agreement, or any of the other Loan Documents or transactions hereunder or thereunder.

9.	Miscellaneous.
(a) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to conflicts of law principles.
(b) Costs and Expenses. In connection with this Amendment, the Borrower hereby agrees to pay all costs and expenses as required under Section 9.03 of the Credit Agreement.

(c) Severability. The illegality or unenforceability of any provision of this Amendment shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or other electronic method of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

(e) Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to, or the modification or waiver of, any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and each other Loan Document are ratified and confirmed and shall continue in full force and effect.

(f) Reference. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(g) Successors. This Amendment shall be binding upon and shall inure to the benefit of the Loan Parties, the Administrative Agent, each Lender and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:

SIGMATRON INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ Gary R. Fairhead

Name: Gary R. Fairhead

Title: CEO

/s/ David Wang Name: David Wang Group Managing Director
ADMINISTRATIVE AGENT: TCW ASSET MANAGEMENT COMPANY LLC By: /s/ David Wang Name: David Wang Title: Group Managing Director

LENDERS: TCW DIRECT LENDING VIII LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ David Wang Name: David Wang Title: Group Managing Director
TCW WV FINANCING LLC By: TCW Asset Management Company LLC, its Collateral Manager By: /s/ David Wang Name: David Wang Title: Group Managing Director
TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor By: /s/ David Wang Name: David Wang Title: Group Managing Director
TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC By: TCW Asset Management Company LLC, its Investment Manager By: /s/ David Wang Name: David Wang Title: Group Managing Director

LENDERS (CONT.): TMD-DL HOLDINGS, LLC By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ David Wang Name: David Wang Title: Group Managing Director
SAFETY NATIONAL CASUALTY CORPORATION By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ David Wang Name: David Wang Title: Group Managing Director
RELIANCE STANDARD LIFE INSURANCE COMPANY By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact By: /s/ David Wang Name: David Wang Title: Group Managing Director

EXHIBIT A

AMENDED CREDIT AGREEMENT AND SCHEDULE 1.01 TO CREDIT AGREEMENT

[See attached]

As amended by that certain Waiver and Amendment No. ~~3~~4 to Credit Agreement

CREDIT AGREEMENT

dated as of

July 18, 2022

by and among SIGMATRON INTERNATIONAL, INC.

as the Borrower,

the LENDERS from time to time party hereto

and

TCW ASSET MANAGEMENT COMPANY LLC,

as Administrative Agent

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TABLE OF CONTENTS

Page

ARTICLE I

1

SECTION 1.01.Defined Terms_______________________________________________________________________1

SECTION 1.02.Classification of Loans and Borrowings_________________________________________________1

SECTION 1.03.Terms Generally_____________________________________________________________________1

SECTION 1.04.Accounting Terms; GAAP___________________________________________________________2

SECTION 1.05.Interest Rates_______________________________________________________________________2

SECTION 1.06.Status of Obligations_________________________________________________________________2

SECTION 1.07.Divisions_____________________________________________________________________________3

 II